UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2012
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on May 4, 2012 for the purposes of (i) electing the twelve directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year; and (iii) approving, on an advisory basis, a resolution approving executive compensation of the named executive officers as disclosed in the proxy statement.

All twelve nominees for director as named in the Company’s proxy statement for the meeting were elected by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
Election of Directors
Daniel J. Brutto	385,774,206	813,815	256,314	47,134,232
Susan Crown	377,597,541	9,009,793	237,001	47,134,232
Don H. Davis, Jr.	383,452,389	3,105,407	286,539	47,134,232
James W. Griffith	381,117,755	5,465,266	261,314	47,134,232
Robert C. McCormack	378,331,313	8,264,872	248,150	47,134,232
Robert S. Morrison	380,691,230	5,900,532	252,573	47,134,232
James A. Skinner	377,085,668	9,535,073	223,594	47,134,232
David B. Smith, Jr.	378,883,830	7,723,547	236,958	47,134,232
David B. Speer	373,203,961	13,372,235	268,139	47,134,232
Pamela B. Strobel	380,869,941	5,731,080	243,314	47,134,232
Kevin M. Warren	381,362,359	5,211,500	270,476	47,134,232
Anré D. Williams	385,633,846	939,182	271,307	47,134,232

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year was ratified by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Ratification of independent registered public accounting firm	429,831,106	3,803,234	344,227	N/A

A Company proposal requesting that stockholders approve a non-binding resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission under “Compensation Discussion & Analysis”, the Summary Compensation Table, the related compensation tables and the related narrative disclosures, in the March 21, 2012 proxy statement, passed with the following vote.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Advisory vote to approve executive compensation	371,198,592	11,309,750	4,335,993	47,134,232

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 9, 2012	By: /s/Maria C. Green
Maria C. Green
Senior Vice President, General Counsel & Secretary